Exhibit 99.1

CASELLA WASTE SYSTEMS ANNOUNCES PRELIMINARY RESULTS OF 2015 ANNUAL MEETING

All of Casella’s Director Nominees Re-elected with Overwhelming Stockholder Support

RUTLAND, VT., November 6, 2015 – Casella Waste Systems, Inc. (Nasdaq: CWST) (“Casella” or the “Company”), a regional solid waste, recycling, and resource management services company, today announced that based on a preliminary vote count provided by Casella’s proxy solicitor, all three of Casella’s highly qualified and experienced director nominees were overwhelmingly re-elected by wide margins to the Casella Board of Directors at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) held this morning in Chittenden, Vermont. Final certified voting results are expected to be made publicly available next week.

The Casella directors who were re-elected are Chairman and CEO, John W. Casella, and Casella’s newest independent directors, William P. Hulligan and James E. O’Connor, both of whom are waste management industry veterans who joined the Board earlier this year. Mr. O’Connor also serves as the Board’s lead independent director.

As previously disclosed, after pursuing a lengthy, disruptive and costly proxy contest, JCP Investment Management (“JCP”) abruptly withdrew its slate of nominees two days before the Annual Meeting and conceded the proxy contest that it had been waging to seek to elect two nominees to Casella’s Board. At the time of JCP’s withdrawal from the proxy contest, stockholders had cast approximately 83% of Class A and B votes for Casella’s director nominees and only 17% for JCP’s director nominees. Not including the shares beneficially held and voted by John and Doug Casella, stockholders had cast approximately 78% of the votes for Casella’s director nominees and only 22% for JCP’s nominees.

The Company issued the following statement regarding the preliminary voting results:

“Despite JCP’s attempt to take credit for the significant progress we have made, the fact remains that our progress and momentum are testaments to the hard work and dedication shown by our entire team. It’s quite simple – JCP’s unwarranted actions in no way whatsoever impacted our strategic growth trajectory and commitment to acting in the best interest of our stockholders.

It is evident from the voting results and the positive feedback we received from stockholders over the past few months that a clear majority of our stockholders fully comprehend our strategy and vision for Casella and do not want to disrupt our significant progress and JCP’s 11th hour decision to concede the proxy contest shows us that JCP had received the same feedback. The election of all three of Casella’s experienced and highly qualified director nominees represents a vote of confidence from our stockholders that the current Board and senior management team have the experience, expertise and commitment to growing stockholder value to ensure that Casella is positioned for a successful future. We are fully committed to building upon our substantial progress to date in improving our financial and operating performance and taking the necessary steps to drive additional stockholder value.

Over the past seven months, we have had the opportunity to meet with and listen to a substantial number of our stockholders and received extremely helpful input. Going forward, we will strive to continue constructive, ongoing communications with all of our stockholders and will continue to remain very receptive to their views and opinions as we concentrate on executing our key strategic initiatives and driving operational and financial improvements at the Company.

We are pleased to be able to put this lengthy and disruptive proxy contest behind us to turn our full attention back to what’s truly important: ensuring Casella is the best possible company it can be for the benefit of our stockholders, customers, employees and communities in which we serve.”

In other business conducted at the meeting, stockholders:

•	Approved on an advisory basis the compensation of Casella’s named executive officers; and

•	Ratified the appointment of McGladrey LLP as Casella’s auditor for the fiscal year ending December 31, 2015.

The final tabulation of results will be completed by the independent tabulation and voting certification firm IVS Associates, Inc., which served as the Independent Inspector of Elections.

Further details regarding the results of the 2015 Annual Meeting will be contained in a Current Report on Form 8-K that Casella will be filing with the Securities and Exchange Commission (SEC) next week. This filing will be available at no charge at the SEC’s web site at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.casella.com.

Casella was advised in connection with the proxy contest by Wilmer Cutler Pickering Hale and Dorr LLP and Morgan, Lewis & Bockius LLP. Mackenzie Partners, Inc. served as Casella’s proxy solicitor.

About Casella Waste Systems, Inc.

Casella Waste Systems, Inc., headquartered in Rutland, Vermont, provides solid waste management services consisting of collection, transfer, disposal, and recycling services in the northeastern United States. For further information, investors may contact Ned Coletta, Chief Financial Officer at (802) 772-2239; media may contact Joseph Fusco, Vice President at (802) 772-2247; and anyone may visit Casella’s website at http://www.casella.com.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Casella are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding Casella’s initiatives to improve Casella’s performance and increase its growth and profitability, Casella’s future operational and financial performance, Casella’s actions taken or contemplated to enhance its long-term prospects and enhance value for its stockholders, Casella’s efforts to execute on and implement its strategic plan, Casella’s plans to simplify its business structure, Casella’s actions taken or contemplated with respect to corporate and board governance, Casella’s plans to improve its cash flows and reduce its risk exposure by divesting or closing operations that do not fit within its core strategy, Casella’s plans to strengthen its balance sheet, promote financial flexibility and position Casella to achieve its target growth trajectory and Casella’s plans to achieve its three (3) year financial objectives and to drive additional value creation for the benefit of all its stockholders. These forward-looking statements are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions and, accordingly, are not guarantees of future performance. Such forward-looking statements, and all phases of Casella’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in Casella’s forward-looking statements. There are a number of important risks and uncertainties that could cause Casella’s actual events to differ materially from those indicated or implied by such forward-looking statements. These additional risks and uncertainties include, without limitation, risks related to the actions of JCP and other activist stockholders, including the amount of related costs incurred by Casella and the disruption caused to Casella’s business activities by these actions and those risks detailed in Item 1A, “Risk Factors” in Casella’s Form 10-KT for the transition period ended December 31, 2014, in its Form 10-Q for the quarterly period ended September 30, 2015 and in its subsequent filings with the Securities and Exchange Commission (“SEC”). Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Casella undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

CONTACTS

Investors:

Ned Coletta

Chief Financial Officer

(802) 772-2239

Media:

Joseph Fusco

Vice President

(802) 772-2247

OR

Mark Harnett/Zachary Tramonti

Sard Verbinnen & Co.

(212) 687-8080